INVENTORIES	12 Months Ended
Dec. 31, 2024
INVENTORIES [Abstract]
INVENTORIES
10.	INVENTORIES

As of December 31, 2024 and 2023, the details of inventories are as follows:

	At December 31,
In thousands of USD	2024	2023
Raw materials	28,661	231
Work-in-progress	26,277	115
Finished goods	9,950	-
Total	64,888	346

During the years ended December 31, 2024 and 2023, there were no inventory recognized as expense and included in cost of sales. Approximately US$16.7 million and nil of inventories, respectively, was transferred to mining rigs. The Group did not record any write-down or reverse of write-down of inventories during the years ended December 31, 2024 and 2023.